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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: OCTOBER 8, 2003

                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Ohio                         001-10767                     31-1322832
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 478-2300

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

         Effective October 8, 2003, Value City Department Stores, Inc. (the "Company") reorganized its corporate structure into a "holding company" structure, consisting of a holding company conducting all of the business previously conducted by the Company through the Company and other wholly-owned direct and indirect operating subsidiaries. The name of the new holding company is "Retail Ventures, Inc." and as with the Company, it is an Ohio corporation. As described below, in connection with the reorganization, holders of common stock of the Company became holders of an identical number of shares of common stock of Retail Ventures, Inc. ("RVI"), and the Company became a wholly-owned direct subsidiary of RVI.

         In the merger, the Company merged with Value City Merger Sub, Inc., a newly-formed, wholly-owned direct subsidiary of RVI (the "Merger"), with the Company as the surviving corporation of the Merger. In the Merger, each outstanding share of common stock of the Company and each share of common stock of the Company held in treasury was automatically converted into one share of common stock of RVI. Each share of Value City Merger Sub, Inc. common stock was converted into a share of Company common stock. Additionally, each outstanding option to purchase shares of the Company's common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of RVI common stock, and the stock options were assumed by and continued as stock options of RVI. In addition, RVI assumed sponsorship of all employee benefits pursuant to the terms of the Merger. The Company will continue to operate as a wholly-owned subsidiary of RVI under the name "Value City Department Stores, Inc."

         As a result of the reorganization, all the business and operations previously conducted by the Company and its subsidiaries are now conducted by RVI and its subsidiaries, and the assets and liabilities of RVI and its subsidiaries on a consolidated basis are the same as the assets and liabilities of the Company and its subsidiaries immediately before the reorganization. The capital stock of RVI has the same designations, rights, and preferences as the capital stock of the Company prior to the reorganization. In addition, the persons who were directors and executive officers of the Company prior to the reorganization are directors and executive officers of RVI after the reorganization. The common stock of RVI is listed for trading on the New York Stock Exchange under the symbol "RVI." Shareholders of the Company do not recognize gain or loss for U.S. federal income tax purposes as a result of the reorganization.

         Certificates formerly representing shares of common stock of the Company are deemed to represent shares of common stock of RVI. The Company's transfer agent will deliver to each former shareholder of the Company a transmittal letter that must be returned to the transfer agent, along with the original stock certificate of the Company, in order to receive a new certificate for RVI common stock representing the identical number of shares of common stock of the Company previously owned by the shareholder.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

2     *  Agreement and Plan of Merger among Value City Department Stores, Inc.,
         Retail Ventures, Inc. and Value City Merger Sub, Inc., effective as of October 8, 2003.

3(a)  *  Amended and Restated Articles of Incorporation of Retail Ventures, Inc.

3(b)  *  Amended and Restated Code of Regulations of Retail Ventures, Inc.

3(c)  *  Form of Specimen stock certificate.

4     *  Articles FOURTH, FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, TENTH AND
         ELEVENTH of the Registrant's Articles of Incorporation (contained in
         Exhibit 3(a) hereto) and Articles I, II, V, and VII of the Registrant's Amended and Restated Regulations (contained in Exhibit 3(b) hereto).

10(a) * First Amendment to Loan and Security Agreement, dated as of October 7, 2003, between Value City Department Stores, Inc., as Agent for the Borrowers, and National City Commercial Finance, Inc., as Administrative Agent for the ratable benefit of the Revolving Credit Lenders.

10(b) * First Amendment to the Financing Agreement, dated as of October 7, 2003, by and among Value City Department Stores, Inc., Shonac Corporation, DSW Shoe Warehouse, Inc., Gramex Retail Stores, Inc., Filene's Basement, Inc., GB Retailers, Inc., Value City Limited Partnership, Value City of Michigan, Inc., J.S. Overland Delivery, Inc., Value City Department Stores Services, Inc., Westerville Road GP, Inc. and Westerville Road LP, Inc., Retail Ventures, Inc., Retail Ventures Jewelry, Inc., Retail Ventures Services, Inc., and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.) and Cerberus Partners, L.P., as agent for the Lenders.

10(c) * Amendment No. 2 to Amended and Restated Senior Convertible Loan Agreement dated as of October 7, 2003, by and among Value City Department Stores, Inc., Shonac Corporation, DSW Shoe Warehouse, Inc., Gramex Retail Stores, Inc., Filene's Basement, Inc., GB Retailers, Inc., Value City Limited Partnership, Value City of Michigan, Inc., J.S. Overland Delivery, Inc., Value City Department Stores Services, Inc., Westerville Road GP, Inc. and Westerville Road LP, Inc., Retail Ventures, Inc., Retail Ventures Jewelry, Inc., Retail Ventures Services, Inc., and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.) and Cerberus Partners, L.P., as agent for the Lenders.

21    *  Subsidiaries of Retail Ventures, Inc.

99(a) * Press Release, dated October 7, 2003, issued by Retail Ventures, Inc. announcing the completion of the reorganization.

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99(b) *  Letter to Shareholders dated October 8, 2003 describing the reorganization.

---------------
*Filed with this report
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE CITY DEPARTMENT STORES, INC.

Date: October 7, 2003                  By:   /s/ James A. McGrady
                                           _____________________________________
                                             James A. McGrady, Executive Vice
                                             President, Chief Financial Officer,
                                             Treasurer and Secretary

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                                  EXHIBIT INDEX

Exhibit No.                Description

  2    *      Agreement and Plan of Merger among Value City Department Stores,
              Inc., Retail Ventures, Inc. and Value City Merger Sub, Inc., effective as of October 8, 2003.

  3(a) *      Amended and Restated Articles of Incorporation of Retail Ventures,
              Inc.

  3(b) *      Amended and Restated Code of Regulations of Retail Ventures, Inc.

  3(c) *      Form of Specimen stock certificate.

  4    *      Articles FOURTH, FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, TENTH AND
              ELEVENTH of the Registrant's Amended and Restated Articles of
              Incorporation (contained in Exhibit 3(a) hereto) and Articles I,
              II, V, and VII of the Registrant's Amended and Restated Code of
              Regulations (contained in Exhibit 3(b) hereto).

  10(a)* First Amendment to Loan and Security Agreement, dated as of October 7, 2003, between Value City Department Stores, Inc., as Agent for the Borrowers, and National City Commercial Finance, Inc., as Administrative Agent for the ratable benefit of the Revolving Credit Lenders.

  10(b)* First Amendment to the Financing Agreement, dated as of October 7, 2003, by and among Value City Department Stores, Inc., Shonac Corporation, DSW Shoe Warehouse, Inc., Gramex Retail Stores, Inc., Filene's Basement, Inc., GB Retailers, Inc., Value City Limited Partnership, Value City of Michigan, Inc., J.S. Overland Delivery, Inc., Value City Department Stores Services, Inc., Westerville Road GP, Inc. and Westerville Road LP, Inc., Retail Ventures, Inc., Retail Ventures Jewelry, Inc., Retail Ventures Services, Inc., and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.) and Cerberus Partners, L.P., as agent for the Lenders.

  10(c)* Amendment No. 2 to Amended and Restated Senior Convertible Loan Agreement dated as of October 7, 2003, by and among Value City Department Stores, Inc., Shonac Corporation, DSW Shoe Warehouse, Inc., Gramex Retail Stores, Inc., Filene's Basement, Inc., GB Retailers, Inc., Value City Limited Partnership, Value City of Michigan, Inc., J.S. Overland Delivery, Inc., Value City Department Stores Services, Inc., Westerville Road GP, Inc. and Westerville Road LP, Inc., Retail Ventures, Inc., Retail Ventures Jewelry, Inc., Retail Ventures Services, Inc., and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.) and Cerberus Partners, L.P., as agent for the Lenders.

                                       5

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  21   *      Subsidiaries of Retail Ventures, Inc.

  99(a)* Press Release, dated October 7, 2003, issued by Retail Ventures, Inc. announcing the completion of the reorganization.

  99(b)* Letter to Shareholders dated October 8, 2003 describing the reorganization.

-------------------
* Filed with this report.

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